UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2023

RENOVARO BIOSCIENCES INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54478	45-2559340
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2080 Century Park East, Suite 906

Los Angeles, CA 90067

(Address of principal executive offices)

+1(305) 918-1980

(Registrant’s telephone number, including area code)

ENOCHIAN BIOSCIENCES INC.

 (Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	RENB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information under Item 3.02 below is incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities

August 2023 Private Placement

On August 1, 2023, Renovaro Biosciences Inc. (formerly Enochian Biosciences Inc.), a Delaware corporation (the “Company”) closed a private placement (the “Private Placement”) of 280,005 of the Company’s units (the “Units”), each such Unit consisting of (i) one share of the Company’s Series A Convertible Preferred Stock, $0.0001 par value per share (the “Preferred Stock”) and (ii) one common stock purchase warrant (each, a “Warrant”, and together with the Units and the shares of Preferred Stock, the “Securities”) to purchase five shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”) at a price per Unit equal to $7.13 for aggregate proceeds to the Company of $2,000,000 in cash. In addition, the Company issued 280,005 Units in connection with the conversion of $2,000,000 of the Promissory Note, as further described below under the heading “Amendment and Conversion of Previously Issued Promissory Note”.

In connection with the Private Placement, the Company sold an aggregate of 561,010 shares of Preferred Stock, which are initially convertible into an aggregate of 5,610,100 shares of Common Stock. In connection with the Private Placement, the Company sold Warrants to purchase an aggregate of 2,805,050 shares of Common Stock, which represents 50% warrant coverage. The Warrants are exercisable for five years from the date of issuance and have an exercise price of $0.65 per share, payable in cash.

The Private Placement was completed pursuant to Regulation S promulgated under the Securities Act of 1933, as amended (“Regulation S”). In connection with the Private Placement, each investor executed a Subscription Agreement (each, a “Subscription Agreement”) in the form of Exhibit 10.1 attached hereto. Each Subscription Agreement contains customary representations and warranties of the Company and of each investor, including that all investors purchasing the Securities are not “U.S. persons” as defined by Rule 902 of Regulation S. The Company intends to use the net proceeds from the Private Placement for general corporate purposes. The Private Placement was made directly by the Company and no underwriter or placement agent was engaged by the Company. The Company did not engage in general solicitation or advertising and did not offer the Securities to the public in connection with the Private Placement.

The foregoing description of the Warrants and the Subscription Agreement does not purport to be complete, and is qualified in its entirety by reference to the form of Warrant attached hereto as Exhibit 4.1 and the form of Subscription Agreement attached hereto as Exhibit 10.1, which are incorporated by reference herein. The disclosure contained in this Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, and is made only as required under applicable rules for filing current reports with the Securities and Exchange Commission.

Amendment and Conversion of Previously Issued Promissory Note

On March 30, 2020, the Company issued a promissory note (the “Promissory Note”) to an existing stockholder of the Company. On July 31, 2023, the Company and the holder agreed to amend the Promissory Note (the “Fourth Amendment”) to provide the holder with limited conversion rights in connection with the Private Placement. Per the terms of the Fourth Amendment, the Holder could elect to convert $2,000,000 of the outstanding principal balance of the Promissory Note into the Units being offered in the Private Placement at the price per Unit being paid by the investors in the Private Placement (the “Conversion Right”).

As mentioned above, on August 1, 2023, the holder of the Promissory Note notified the Company of their election to exercise the Conversion Right. Therefore, $2,000,000 of the outstanding principal balance of the Amended Secured Convertible Note was converted into 280,505 Units, comprised of an aggregate of (i) 280,505 shares of Preferred Stock and (ii) Warrants to purchase an aggregate of 1,402,525 shares of Common Stock. A principal balance of $3,000,000 remained outstanding under the Promissory Note after the forgoing conversion. The Units issued in connection with the conversion were issued pursuant to Regulation S.

The foregoing description of the Fourth Amendment does not purport to be complete, and is qualified in its entirety by reference to the Fourth Amendment attached hereto as Exhibit 10.2, which is incorporated by reference herein.

Item 3.03 Material Modifications to Rights of Securityholders

The information under Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 1, 2023, the Company filed with the Secretary of State of the State of Delaware the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (the “Certificate of Designation”) establishing the series of Preferred Stock designated as the Series A Convertible Preferred Stock with the rights and preferences discussed below.

Conversion. Each holder of Preferred stock may at any time elect to convert all or a portion of the outstanding shares of Preferred Stock held by such holder into an aggregate number of shares of Common Stock to be determined by multiplying the number of shares of Preferred Stock to be converted by ten (the “Conversion Ratio”). Upon the closing of a Qualified Merger (as defined in the Certificate of Designation), all outstanding shares of Preferred Stock shall automatically convert into an aggregate number of shares of Common Stock at a ratio equal to the Conversion Ratio.

Liquidation Preference. In the event of a liquidation, dissolution, or winding up of the Company’s affairs, holders of the Preferred Stock will be entitled to receive a liquidation distribution equal to $7.13 per share of Preferred Stock, as adjusted for any stock splits, stock dividends, recapitalizations, or similar transaction with respect to the Preferred Stock, to be paid out of the assets of the Company available for distribution to its shareholders, before any payment is made to the holders of the Common Stock and any other class of security expressly designated as junior to the Preferred Stock (the “Junior Securities”).

Voting Rights. Each holder of Preferred Stock will be entitled to vote on all matters required or permitted to be voted on by holders of Common Stock, and will be entitled to the number of votes equal to one vote for each share of Common Stock into which such holder’s shares of Preferred Stock could then be converted at the record date for determination of shareholders entitled to vote on a given matter, or, if there is no specified record date, as of the date of such vote or written consent. The holders of all outstanding Preferred Stock and Common Stock will vote together as a single class on all matters upon which holders of the Common Stock are entitled to vote.

The foregoing description of the Preferred Stock does not purport to be complete, and is qualified in its entirety by reference to the Certificate of Designation attached hereto as Exhibit 3.1, which is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
3.1	Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock
4.1	Form of Warrant
10.1	Form of Subscription Agreement
10.2	Fourth Amendment to Promissory Note
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENOVARO BIOSCIENCES INC.

By:	/s/ Luisa Puche
Name: Luisa Puche
Title: Chief Financial Officer

Date: August 7, 2023